Exhibit 99.2 THIRD QUARTER 2020 NOVEMBER 5, 2020

THIRD QUARTER TAKEWAYS COVID-19 pandemic impacts global economy and demand for our services • Q3 revenue down 18.1%, down 18.2% in constant currency(1) ‒ September exit rate up slightly from quarterly trend, reflecting slow and uneven improvement • Demand from Education customers and from small and medium-sized businesses is the most impacted Near-term COVID-19 pandemic response • Nearly all full-time employees continue to work remotely utilizing technology • Developed robust return to work protocols to protect the health and safety of all talent • Continued short-term cost reductions and initiated plan to address full-time staffing levels in areas of the business where demand declines are the most severe and persistent Continued focus on our future • As of July 1, 2020, operating as five specialty business units: Professional & Industrial; Science, Engineering & Technology; Education; Outsourcing & Consulting; and International ‒ Our new operating model is designed to focus on profitable growth in our chosen specialties • Launched the Equity@Work platform as an extension of our Noble Purpose to upend systemic barriers to employment and make the labor market more equitable and accessible for more people • Recognized by EcoVadis for a third consecutive year as a Silver Supplier and ranked in the 91st percentile of the 400-plus firms assessed – confirming Kelly’s commitment to doing the right thing for the talent and communities we serve (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. | 2

THIRD QUARTER 2020 FINANCIAL SUMMARY Constant Currency Actual Results Change Change(1) Revenue $1.0B (18.1%) (18.2%) Gross Profit % 18.4% 40 bps Loss from Operations ($2.4M) NM NM Earnings Per Share $0.42 $0.69 • Revenue declined in all segments from decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 22%, which was partially offset by a 4% increase in outcome-based services. Permanent placement revenue also declined 40% • GP rate improved on lower employee-related costs and structural improvement in product mix, partially offset by lower permanent placement revenue and unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers • Loss from operations is a result of the effect of weakening revenues and gross profit, partially offset by reduced expenses from efforts to align costs with GP trends. 2020 results also included a $9.5 million charge related to a customer dispute in Mexico that resulted in additional uncollectible accounts receivable charges • Q3 2020 EPS reflects lower earnings and includes a $0.17 non-cash charge related to a customer dispute in Mexico, net of tax and $0.29 non-cash gain from the investment in Persol Holdings common stock, net of tax. Q3 2019 EPS includes an after-tax loss of $0.70 from investment in Persol Holdings common stock (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. | 3

THIRD QUARTER 2020 FINANCIAL SUMMARY

(Excluding Gain/loss on investment in Persol Holdings, Customer Dispute Charge, Gain on Sale of Assets and Restructuring)

	Actual Results	Change	Constant Currency Change[3]
Revenue	$1.0B	(18.1%)	(18.2%)
Gross Profit %	18.4%	40 bps	
Earnings from Operations[1]	$7.0M	(58.6%)	(56.7%)
Earnings Per Share[1],[2]	$0.29	($0.14)	

- Revenue declined in all segments from decrease in demand related to the COVID-19 pandemic. Temporary staffing declined 22%, which was partially offset by a 4% increase in outcome-based services. Permanent placement revenue also declined 40%
- GP rate improved on lower employee-related costs and structural improvement in product mix, partially offset by lower permanent placement revenue and unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers
- Earnings from operations declined as the effect of weakening revenues and gross profit was only partially offset by reduced expenses from efforts to align costs with GP trends
- EPS declined on lower earnings

[1]Change excludes:

- Customer dispute charge related to Mexico of $9.5 million, $6.7 million, net of tax or $0.17 per share in Q3 2020.
- Restructuring accrual adjustments of $0.1 million, $0.1 million, net of tax or $0.00 per share in Q3 2020.
- Restructuring accrual adjustments of $0.1 million, $0.1 million, net of tax or $0.00 per share in Q3 2019.

[2] Change excludes:

- Gain on investment in Persol Holdings of $16.8 million, $11.6 million, net of tax or $0.29 per share in Q3 2020 and loss on investment in Persol Holdings of $39.3 million, $27.2 million, net of tax or $0.70 per share in Q3 2019.
- Gain on sale of assets of $0.1 million, $0.1 million, net of tax or $0.00 per share in Q3 2020.

[3]Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates.

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THIRD QUARTER 2020 EPS SUMMARY $ in millions except per share data Third Quarter 2020 2019 Amount Per Share Amount Per Share Net earnings (loss) $16.7 $0.42 ($10.5) ($0.27) (Gain) loss on investment in Persol Holdings, net of taxes(1) (11.6) (0.29) 27.2 0.70 Gain on sale of assets, net of taxes(2) 0.1 - - - Customer dispute charge, net of taxes(3) 6.7 0.17 - - Restructuring charges, net of taxes(4) (0.1) - (0.1) - Adjusted net earnings $11.8 $0.29 $16.6 $0.43 • As adjusted, net earnings and EPS declined by 30% and 33%, respectively, on lower earnings from operations (1)Gain on investment in Persol Holdings of $16.8 million, $11.6 million, net of tax or $0.29 per share in Q3 2020 and loss on investment in Persol Holdings of $39.3 million, $27.2 million, net of tax or $0.70 per share in Q3 2019. (2)Gain on sale of assets of $0.1 million, $0.1 million, net of tax or $0.00 per share in Q3 2020. (3)Customer dispute charge related to Mexico of $9.5 million, $6.7 million, net of tax or $0.17 per share in Q3 2020. (4)Restructuring accrual adjustments of $0.1 million, $0.1 million, net of tax or $0.00 per share in Q3 2020 and restructuring accrual adjustments of $0.1 million, $0.1 million, net of tax or $0.00 per share in Q3 2019. | 5

STEPPING UP THE PACE Foundational Elements on Which to Build Challenges to Overcome • Recognized thought leader and • Caught between scale and specialty industry innovator • Lagging industry peers’ top-line growth • Strong brand recognition rate and financial return • Scale in commercial, education, • Specialties need broader customer base engineering, science and MSP • Historic under-investment in • Decisive SG&A management technology • No debt and significant unused borrowing capacity | 6

A MODEL FOR GROWTH We have redesigned our operating model to drive profitable growth in our chosen specialties. 1 2 3 4 5 Professional Science, Education Outsourcing & International & Industrial Engineering Consulting & Technology Revenue $2.2B $1.1B $0.5B $0.4B $1.2B GP Rate 17.5% 20.0% 15.7% 32.4% 13.5% Geographic North America North America U.S. Global EMEA & Mexico Span Specialties ‒ Industrial ‒ Engineering ‒ K-12 ‒ MSP ‒ EMEA ‒ Contact ‒ Science & ‒ Early ‒ RPO Regional Life Center Clinical Childhood ‒ PPO Sciences ‒ Office ‒ IT ‒ Higher Ed ‒ Consulting ‒ Local Niches ‒ Professional ‒ Telecom ‒ Special Needs (future) Kelly size and margin profiles are based on 2019 full year actuals, with the exception of Education, which includes the results from our Q1 2020 acquisition of Insight as if it was acquired as of the beginning of 2019. | 7

The right model and mindset for growth We’ve set a new Our new operating We have stage and pace model aggregates streamlined our for growth. assets to resources to accelerate support growth. specialty growth and profitability. Our aggressive We understand We are investment talent and are accountable for strategy will drive transforming our growth and are additional go-to-market tracking our inorganic growth. strategy. progress. | 8

THIRD QUARTER 2020 REVENUE GROWTH REVENUE MIX BY SEGMENT REVENUE GROWTH BY SEGMENT 0% Reported (10%) (7.0%)(7.4%) Constant Professional & Currency Industrial (14.4%)(14.4%) 22% (20%) (17.0%)(17.0%) (18.1%) (18.2%) Science, (20.8%) (21.1%) Engineering & 43% Technology (30%) 8% Education (40%) Outsourcing & 3% Consulting International 24% (50%) (51.8%) (51.8%) (60%) Total Professional & Science, Education Outsourcing & International Industrial Engineering & Consulting Technology • Total revenue declines reflect the impact of COVID-19 on the global economy and a decrease in demand for our services • Education revenue declined as schools began the school year in a variety of instructional models in response to the COVID-19 pandemic, including online and hybrid, which reduces the demand for our services • Outsourcing & Consulting revenue declines reflect the economic impact of COVID-19 on the industries serviced by this segment, as demand from Oil & Gas customers declined, but was more resilient from Life Science customers | 9

Revenue Trends Percent in Constant Currency(1) September 2020 Q3 2020 (Exit Rates) Total (18.2%) (18.0%) Professional & Industrial (17.0%) (16.3%) Science, Engineering & (14.4%) (13.9%) Technology Education (51.8%) (44.8%) Outsourcing & (7.4%) (3.4%) Consulting International (21.1%) (18.8%) (1)Constant Currency represents year-over-year changes resulting from translating 2020 financial data into USD using 2019 exchange rates. | 10

THIRD QUARTER 2020 GROSS PROFIT GROWTH GROSS PROFIT MIX BY SEGMENT GROSS PROFIT GROWTH BY SEGMENT 0% (1.5%)(2.5%) Reported (10%) Constant Professional & 16% (13.1%)(13.1%) Currency Industrial (20%) (16.1%)(16.3%) (16.1%)(16.0%) Science, 40% Engineering & (23.9%) (30%) (24.5%) Technology 15% Education (40%) Outsourcing & 2% Consulting (50%) International 27% (51.1%)(51.1%) (60%) Total Professional & Science, Education Outsourcing & International Industrial Engineering & Consulting Technology • Total gross profit declined as lower revenues were partially offset by an improved GP rate ‒ GP rate improved on lower employee-related costs and structural improvement in product mix, partially offset by lower permanent placement revenue and unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers • Education’s 51.1% decline in gross profit reflects the 51.8% decrease in revenue, partially offset by a 20 bps increase in GP rate • Outsourcing & Consulting’s 1.5% decline reflects a 7.0% decrease in revenue, partially offset by a 180 bps improvement in GP rate as improving product mix was coupled with lower employee-related costs in the PPO product • International’s 23.9% decline in gross profit reflects a 20.8% decrease in revenue and a 60 bps decline in GP rate due primarily to lower permanent placement revenue | 11

THIRD QUARTER 2020 GROSS PROFIT RATE GROWTH 20.0% 19.5% 19.0% 18.4% 18.5% 10 bps 10 bps 20 bps 18.0% 18.0% 17.5% 17.0% 16.5% 16.0% 15.5% 15.0% Q3 2019 GP Rate Professional & Science, Engineering Outsourcing & Q3 2020 GP Rate Industrial & Technology Consulting • Overall GP rate improved due to lower employee-related costs and structural improvement in product mix, partially offset by lower permanent placement revenue and unfavorable customer mix as the recovery of demand from large accounts with lower margins outpaced the recovery of small and medium-sized customers • GP rate improved in all segments, excluding International. Professional & Industrial’s impact on the overall GP rate reflects the share of revenue delivered by the segment | 12

THIRD QUARTER 2020 SG&A

$ in millions


$230
$220
$210
$200
$190
$180
$170
$160
$150
$211
($13)
($5)
($2)
($4)
($5)
$1
$10
$193
Q3 2019 SG&A
Professional & Industrial
Science, Engineering & Technology
Education
Outsourcing & Consulting
International
Corporate
Customer Dispute Charge
Q3 2020 SG&A

- The decrease in SG&A for the quarter reflects lower salaries and benefits cost from temporary expense mitigation actions taken in response to COVID-19, lower incentive compensation expenses in certain business units and the benefit of COVID-19 government subsidies related to full-time employees that were recognized in the quarter
- Corporate expenses increased due to the year-over-year impact of adjustments which lowered corporate performance-based compensation expense in the third quarter of 2019, along with increased rent expense for the headquarters building as a result of the 2020 first quarter sale-leaseback transaction. These increases were partially offset by lower employee salaries and benefits related to COVID-19 cost savings actions taken
- The customer dispute charge is a non-cash charge related to a customer dispute in Mexico that resulted in additional uncollectible accounts receivable charges

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THIRD QUARTER 2020 BALANCE SHEET DATA $ in millions ACCOUNTS RECEIVABLE CASH, NET OF SHORT-TERM BORROWINGS $1,500 $300 $248 $250 $1,300 $1,262 $1,282 $1,111 $200 $1,100 $150 $900 $100 $700 $50 $24 $5 $500 $0 Q3 2019 Q4 2019 Q3 2020 Q3 2019 Q4 2019 Q3 2020 • Accounts Receivable reflects DSO of 61 days, up 2 days from a year ago. The increase reflects the impact of customer cash management efforts and changes in customer mix resulting in a greater proportion of large customers with extended payment terms • Cash, net of short-term borrowings of $248 million reflects the reduction in working capital, primarily Accounts Receivable, as revenue declined since the mid-March decline in demand as a result of COVID-19, the benefit of deferring certain payroll tax payments under the CARES Act, partially offset by the unfavorable impact on Accounts Receivable from higher DSO ‒ U.S. credit facilities include a $150 million securitization facility and a $200 million revolving credit facility | 14

PORTFOLIO PROGRESS

We are using M&A activity to increase our focus on specialization

2016
- Kelly and Persol form a JV combining the staffing operations in APAC

2017
- Kelly acquires Teachers On Call

2018
- Kelly sells Kelly Healthcare Resources to InGenesis
- Kelly sells Kelly Legal Managed Services to Trustpoint.One
- Kelly Innovation Fund invests in Kenzie Academy
- Kelly invests in BTG

2019
- Kelly acquires Global Technology Associates
- Kelly acquires NextGen Global Resources
- Kelly announces sale/leaseback of HQ real estate

2020
- Kelly acquires Insight
- Kelly sells Brazil staffing operations

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RECENT ACQUISITION: INSIGHT • Education service staffing company with experience in partnering with school districts in Illinois, Massachusetts, New Jersey and Pennsylvania | 16

NON-GAAP MEASURES Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 and 2019 gains and losses on the investment in Persol Holdings, the 2020 gain on sale of assets, the 2020 customer dispute and the 2020 and 2019 restructuring accrual adjustments, are useful to understand the Company's fiscal 2020 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Additionally, the Company does not acquire businesses on a predictable cycle and the terms of each acquisition are unique and may vary significantly. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. | 17

SAFE HARBOR STATEMENT This release contains statements that are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements. | 18